AXA PREMIER VIP TRUST

SUPPLEMENT DATED JUNE 14, 2012 TO THE PROSPECTUS DATED MAY 1, 2012, AS AMENDED

This Supplement updates certain information contained in the Prospectus dated May 1, 2012 of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a sub-adviser addition and a change to a principal risk to the Multimanager Mid Cap Value Portfolio (the “Portfolio”).

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Effective June 18, 2012, Lord, Abbett & Co. LLC (“Lord Abbett”) is hereby added as a sub-adviser to an allocated portion of the Portfolio. AXA Equitable Funds Management Group, LLC will remain as investment manager to the Portfolio and BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc. and Knightsbridge Asset Management, LLC will remain as sub-advisers to the Portfolio. Lord Abbett expects to realign its Active Allocated Portion of the Portfolio to reflect its proprietary investment techniques. As a result, during this transition period, the Portfolio may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions.

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The following information is hereby added to the section entitled “Multimanager Mid Cap Value Portfolio—Who Manages the Portfolio” of the Prospectus:

Sub-Adviser: Lord, Abbett & Co. LLC
Portfolio Managers:
Name	Title	Date Began Managing a Portion of the Portfolio
Justin C. Maurer	Partner	June 2012
Thomas B. Maher	Partner	June 2012

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The first sentence of the sixteenth paragraph in the section entitled “More Information About the Manager and the Sub-Advisers – The Sub-advisers” is hereby deleted and replaced with the following:

Lord, Abbett & Co. LLC (“Lord Abbett”) serves as a sub-adviser to the Multimanager Mid Cap Value Portfolio and the Multimanager Small Cap Growth Portfolio.

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The following information is hereby added to the section entitled “More Information About the Manager and the Sub-Advisers – Multimanager Mid Cap Value Portfolio” of the Prospectus:

Lord, Abbett & Co. LLC

90 Hudson Street

Jersey City, NJ 07302-3973

Portfolio Managers

Justin C. Maurer

Thomas B. Maher

Justin C. Maurer and Thomas B. Maher are jointly and primarily responsible for the day-to-day management of an allocated portion of the Portfolio.

Mr. Maurer is a Partner of Lord Abbett and a portfolio manager of the Smid Cap Value equity strategy. He joined the firm in 2001, at which time he was a research analyst for the small cap value equity strategy. Mr. Maurer has been in the investment business since 1991.

Mr. Maher is also Partner of Lord Abbett and a portfolio manager of the Smid Cap Value equity strategy. He joined the firm in 2003, at which time he was a research analyst for the mid cap growth equity strategy. Mr. Maher has been in the investment business since 1989.

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The following information replaces in its entirety the ninth bullet point under the section entitled “The Principal Risks of Investing in the Portfolio” of the Prospectus:

• Mid-Cap and Small-Cap Company Risk —The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

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